UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2015

Date of reporting period: November 30, 2015

Item 1. Reports to Stockholders.

WBI Tactical BA Fund

WBI Tactical BP Fund

WBI Tactical DI Fund

WBI Tactical DG Fund

Annual Report
November 30, 2015

Table of Contents

Shareholder Letter	3
Performance	19
Expense Example	25
Sector Allocation of Portfolio Assets	29
Schedule of Investments	31
Statements of Assets and Liabilities	42
Statements of Operations	46
Statements of Changes in Net Assets	50
Financial Highlights	58
Notes to Financial Statements	66
Report of Independent Registered Public Accounting Firm	84
Notice to Shareholders	85
Information about Trustees and Officers	87
Householding	90
Privacy Notice	91

WBI Funds

Dear Fellow Shareholder:

The fiscal year ended November 30, 2015, was a challenging one for the WBI BA Tactical Fund (the “Tactical BA Fund”), the WBI BP Tactical Fund (the “Tactical BP Fund”), the WBI Tactical DI Fund (the “Tactical DI Fund”), and the WBI Tactical DG Fund (the “Tactical DG Fund”), (each a “Fund,” collectively, the “WBI Funds” or the “Funds”). Investment markets were confronted by increased volatility, and the dividend-paying and value securities that meet the criteria of each Fund’s Principal Investment Strategy underperformed other types of investments. It’s disappointing to endure performance that is less than we had hoped for – even in the short-term. Still, we believe the benefits of managing risk, seeking value, and collecting dividends remains a powerful approach to building capital over the long-term, even if there are short-term periods when that approach may be out of favor.  We appreciate the continuing confidence our fellow shareholders have maintained in the Funds, and look forward to pursuing the opportunities we believe our disciplined investment process can offer.

All of the Funds are managed using an investment philosophy and strategies developed over many years for separately managed accounts of WBI Investments, Inc. (“WBI”), the Funds’ investment adviser, with investment objectives similar to those of the Funds. The strategies upon which the Funds are based have been in use for separate account clients since 1992 for the WBI Tactical BA Fund, 1993 for the WBI Tactical BP Fund, 2003 for the WBI Tactical DI Fund, and 2008 for the WBI Tactical DG Fund.

Investment Philosophy

The goal of the WBI Funds is to provide consistent, attractive returns with less volatility and risk to capital than traditional approaches. We believe capital preservation is essential to providing long-term portfolio growth and a consistent stream of income. Our focus on value, dividends, and risk management has become fundamental to our investment process.

Performance Overview

During the fiscal year ended November 30, 2015, the Funds trailed their respective benchmarks. WBI Tactical BA Fund’s No-Load Class returned -8.03%, while the Institutional Class returned -7.61%, trailing the 1.96% return of the Fund’s custom benchmark. The Fund’s custom benchmark consists of a 50%/50% allocation to Barclays Capital U.S. Government/Credit Index, which returned 0.66% during the period, and the Standard & Poor’s (“S&P”) 500® Index, which gained 2.75%.

The WBI Tactical BP Fund No-Load Class returned -6.47%, while the Institutional Class returned -6.28% during the fiscal year, less than the 1.96% return of the Fund’s custom benchmark during the period. The Fund’s custom

WBI Funds

benchmark consists of a 50%/50% allocation to Barclays Capital U.S. Government/Credit Index, which returned 0.66% during the period, and the S&P 500® Index, which gained 2.75%.

The WBI Tactical DI Fund No-Load Class returned -10.85% during the fiscal year, while the Institutional Class returned -10.86%, trailing the Fund’s benchmark. The S&P 500® Index, which is the Fund’s indicated benchmark and includes the effect of dividends, returned 2.75% during that period.

During the fiscal year the WBI Tactical DG Fund No-Load Class returned -9.85%, while the Institutional Class returned -9.60%, trailing the Fund’s benchmark. The S&P 500® Index, which is the Fund’s indicated benchmark and includes the effect of dividends, returned 2.75%.

Because the strategies used in the Funds involve active management of assets with particular attributes, such as stocks that pay dividends or those that have certain value characteristics, no widely recognized benchmark is likely to be representative of the performance of any of the WBI Funds. For example, the Funds may hold stocks of small, mid-sized and large companies headquartered either in the U.S. or abroad, while the S&P 500® Index is comprised of large-capitalization, U.S. domiciled stocks. The Funds focus on dividend-paying stocks, but not all of the securities in the S&P 500® Index pay a dividend. Fixed income holdings may include securities with maturities and from issuers that do not correspond to those in the Barclays Capital U.S. Government/Credit Index. In addition, each Fund uses strategies intended to mitigate volatility and protect capital, and as a result the Funds will often have a significant allocation to cash equivalents. Therefore, while each Fund’s performance includes the effect of an investment in cash equivalents, stock and bond market index returns do not. In falling markets, an allocation to cash may contribute to performance that is superior to a market index, but in rising markets, holding cash may cause performance relative to that same index to trail. During the fiscal year the Funds held material allocations to cash equivalents.

Despite their limitations in assessing the performance of the Funds, indices can provide some context for understanding how market conditions affected Fund performance during the year. For the WBI Tactical BA Fund and WBI Tactical BP Fund, a custom benchmark consisting of a 50%/50% allocation to the S&P 500® Index and Barclays Capital U.S. Government/Credit Index is shown because it combines a familiar U.S. equity market index with a U.S. Bond Index, and both the WBI Tactical BA Fund and WBI Tactical BP Fund generally include a material exposure to both U.S. equities and fixed income investments. For the WBI Tactical DG Fund and WBI Tactical DI Fund, the S&P 500® Index is shown as a benchmark because it is a familiar U.S. equity market index that includes the effect of dividends, and both the WBI Tactical DG Fund and WBI

WBI Funds

Tactical DI Funds generally include a material exposure to U.S. dividend-paying equities. However, neither benchmark is, nor will become, representative of past or expected Fund holdings or performance. The benchmark indices do not include an allocation to cash equivalents, are unmanaged, and may not be invested in directly. Their performance does not include the deduction of transaction and operational expenses, or the deduction of an investment management fee, which would alter their indicated historical results.

Review of Fund Trading Activity

The Funds attempt to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be. The stock selection process uses quantitative computer screening of fundamental information to evaluate domestic and foreign equity securities in an attempt to find the best value and dividend opportunities worldwide. Once candidates are identified, an overlay of technical analysis confirms timeliness of security purchases using a combination of price regression and momentum factors. Each Fund’s buy discipline systematically adds qualifying securities within its target allocation using available cash.

Once a security is purchased, a strict sell discipline with a dynamic stop loss and goal setting process attempts to control the effects of the volatility of each invested position on the Fund’s value. If a security stays within its acceptable price channel, it remains in the Fund’s portfolio. If the security moves below the acceptable price channel, a stop is triggered and the Fund will sell the security. This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash with the intention of protecting capital. This process is likely to result in the Funds holding meaningful allocations to cash equivalents during periods of market volatility.

As per each Fund’s disciplined investment process, trailing stops were implemented for all equity candidates purchased during the year. Because the future is unknowable, our process requires each stop loss trigger to be honored to help prevent the catastrophic losses of capital that could otherwise result from continuing to hold falling securities through declines of indeterminate depth and duration. For the same reason, attractive securities identified by the screening and ranking process, and which have passed all purchase hurdles and begun moving higher will be purchased with available cash. The appearance of qualifying stock candidates in the screen results will be respected as a possible indication of the start of a durable market advance.

The security selection process has continued to uncover what we believe to be attractive investment opportunities for each of the Funds.

WBI Funds

WBI Tactical BA Fund

As of November 30, 2015, the WBI Tactical BA Fund held 30 securities in addition to a position in a money market fund which served as a cash equivalent. Sixteen of these positions had unrealized gains, while fourteen had unrealized losses. The aggregate net unrealized gain amounted to 0.48% of the Fund’s value.

Approximately 81% of the securities held by the WBI Tactical BA Fund at any time during the fiscal year were sold. As would be expected, securities that achieved their goal price and were sold after hitting a goal stop were generally profitable, and those that were sold on an initial stop generally were not. (Goal stops are the tightened stops that replace the initial stops set for each security once that security’s specified price goal has been achieved.) Approximately 15% of the Fund’s holdings were sold on goal stops for an average realized gain of 14.20%, and approximately 41% were sold after initial stops were hit for an average realized loss of -8.17%. Other dispositions (generally involving bonds maturing, adjustments to fixed income exposure or option activity) affected approximately 26% of the Fund’s positions, resulting in a total realized gain of 1.87%.

Examples of securities that made positive contributions to the WBI Tactical BA Fund’s performance during the fiscal year include Broadcom Corporation, General Motors Company, salesforce.com Inc., AbbVie Inc., and Interpublic Group of Companies, Inc. Examples of securities that detracted from the Fund’s performance during the fiscal year include Qihoo 360 Technology Company, Inc., National Oilwell Varco Inc., Las Vegas Sands Corporation, Abercrombie & Fitch Company, and Intel Corporation.

Four options hedges intended to reduce risk were implemented in the WBI Tactical BA Fund during the fiscal year, resulting in an aggregate realized loss of approximately -0.01%.

High turnover in the WBI Tactical BA Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical BP Fund

As of November 30, 2015, the WBI Tactical BP Fund held 20 securities in addition to a position in a money market fund which served as a cash equivalent. Eight of these positions had unrealized gains, while twelve had unrealized losses. The aggregate net unrealized loss amounted to -0.30% of the Fund’s value.

WBI Funds

Approximately 82% of the securities held by the WBI Tactical BP Fund at any time during the fiscal year were sold. As would be expected, securities that achieved their goal price and were sold after hitting a goal stop were generally profitable, and those that were sold on an initial stop generally were not. (Goal stops are the tightened stops that replace the initial stops set for each security once that security’s specified price goal has been achieved.) Approximately 17% were sold on goal stops for an average realized gain of 12.82%, and approximately 45% were sold after initial stops were hit for an average realized loss of -8.45%. Other dispositions (generally involving adjustments to fixed income exposure or option activity) affected approximately 20% of the Fund’s positions, resulting in a total realized gain of 7.74%.

Examples of securities that contributed to the WBI Tactical BP Fund’s performance during the fiscal year include Broadcom Corporation, General Motors Company, Braskem SA, Nutrisystem Inc., and Walgreens Boots Alliance Inc. Examples of securities that detracted from the Fund’s performance during the period include National Oilwell Varco Inc., Target Corporation, Las Vegas Sands Corporation, DeVry Education Group Inc., and Intel Corporation.

Four options hedges intended to reduce risk were implemented in the WBI Tactical BP Fund during the fiscal year, resulting in an aggregate loss of approximately -0.01%.

High turnover in the WBI Tactical BP Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical DI Fund

As of November 30, 2015, the WBI Tactical DI Fund held 26 securities in addition to a position in a money market fund which served as a cash equivalent. Seventeen of these positions had unrealized gains, while nine had unrealized losses. The aggregate net unrealized gain amounted to 2.63% of the Fund’s value.

Approximately 78% of the securities held by the WBI Tactical DI Fund at any time during the fiscal year were sold. As would be expected, securities that achieved their goal price and were sold after hitting a goal stop were generally profitable, and those that were sold on an initial stop generally were not. (Goal stops are the tightened stops that replace the initial stops set for each security once that security’s specified price goal has been achieved.) Approximately 14% were sold on goal stops for an average realized gain of 13.22%, and

WBI Funds

approximately 51% were sold after initial stops were hit for an average realized loss of -9.28%. Other dispositions affected approximately 13% of the Fund’s positions, resulting in a total realized gain of 1.80%.

Examples of securities that contributed to the WBI Tactical DI Fund’s performance during the fiscal year include General Motors Company, Rite Aid Corporation, The Mosaic Company, Thermo Fisher Scientific Inc., and Braskem SA. Examples of securities that detracted from the Fund’s performance during the period include Superior Energy Services Inc., Abercrombie & Fitch Company, Qihoo 360 Technology Company Ltd., Las Vegas Sands Corporation, and Avon Products Inc.

Ten options hedges intended to reduce risk were implemented in the WBI Tactical DI Fund during the fiscal year, resulting in an aggregate gain of approximately 0.01%.

High turnover in the WBI Tactical DI Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

WBI Tactical DG Fund

As of November 30, 2015, the WBI Tactical DG Fund held 39 securities in addition to a position in a money market fund which served as a cash equivalent. Twenty six of these positions had unrealized gains, while thirteen had unrealized losses. The aggregate unrealized gain amounted to 3.10% of the Fund’s value.

Approximately 70% of the securities held by the WBI Tactical DG Fund at any time during the fiscal year were sold. As would be expected, securities that achieved their goal price and were sold after hitting a goal stop were generally profitable, and those that were sold on an initial stop generally were not. (Goal stops are the tightened stops that replace the initial stops set for each security once that security’s specified price goal has been achieved.) Approximately 16% of the Fund’s holdings were sold on goal stops for an average realized gain of 12.63%, and approximately 41% were sold after initial stops were hit for an average realized loss of -9.34%. Other dispositions affected approximately 13% of the Fund’s positions, resulting in a total realized gain of 5.74%.

Examples of securities that contributed to the WBI Tactical DG Fund’s performance during the fiscal year include General Motors Company, Valero Energy Corporation, Entergy Corporation, salesforce.com Inc., and Johnson Controls Inc.  Examples of securities that detracted from the Fund’s

WBI Funds

performance during the fiscal year include Abercrombie & Fitch Company, Unit Corporation, Qihoo 360 Technology Company Ltd., Las Vegas Sands Corporation, and SPX Corporation.

Twenty four options hedges intended to reduce risk were implemented in the WBI Tactical DG Fund during the fiscal year, resulting in an aggregate gain of approximately 0.01%.

High turnover in the WBI Tactical DG Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains. If Fund shares are held in a taxable account, this may increase your tax liability. To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance. Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Market Conditions

Equity market conditions during the Funds’ fiscal year can probably best be described as “up and down”. Using the S&P 500® Index as an example, stocks had six monthly gains and six monthly losses (see Figure 1).

Standard and Poor’s (S&P), the firm responsible for the S&P 500® Index, also provides indices that track the performance of the ten sectors it assigns to the stocks in the S&P 500® Index. This deeper look beneath the surface reveals even more of the up and down nature of stocks’ performance over the period.

Two of the ten sectors were essentially unchanged with a gain or loss of less than 1%. Of the remaining eight sectors, five showed losses while three showed gains. Energy suffered the biggest decline over the period, reflecting the effects of the plummeting price of oil and falling -14.77%. Telecom Services lost -9.37%, Utilities fell -7.14%, Materials gave up -7.05%, and Industrials dropped -2.89%. On the plus side, Consumer Discretionary was the clear standout

WBI Funds

gaining 12.59% over the period. Also higher were Information Technology with a gain of 4.90%, and Health Care up by 2.04%.

While there were undoubtedly many factors influencing this wide divergence in performance among the sectors that make up the S&P 500® Index, one characteristic of the underlying stocks that relates to their results seems to stand out – dividends. The six sectors with the highest dividend yields were also the six sectors with negative returns over the period, and the four with the lowest yields were the four with positive returns (see Figure 2.). The U.S. Federal Reserve Board spent much of 2015 signaling its intention to raise interest rates before year-end, and rising rates are generally seen as a headwind to the sectors of the market that tend to pay the highest dividends.

WBI Funds

S&P also divides its popular S&P 500® Index into Growth and Value indices. Once again the up and down nature of the equity market’s performance is clear. Companies with value properties and higher dividends fared poorly while growths stocks gained. The S&P 500® Value Index fell -3.44%, while the lower yielding S&P 500® Growth Index rose 4.36% (see Figure 3).

WBI Funds

Bonds also had an up and down year, tending to move up as stocks were falling and sliding as stocks rose, although the gyrations in fixed income were generally not as extreme as those in the equity markets. U.S. Treasury Bonds and quality corporate bonds appeared to serve as a periodic safe haven for investors concerned about the volatility in stocks, but ended the period little changed. High yield and emerging market bonds lost ground, however, reflecting their sensitivity to the declines in energy and other materials prices.

Investment Commentary

Caveat Emptor (“Let the buyer beware”)

Imagine a very nice family living in a very nice neighborhood in an especially beautiful and very nice home. They have lived there for a little over seven years now, and have been very happy. A few years ago they invested in finishing the basement, turning it into a beautiful family space with an entertainment center, exercise equipment, and separate room for the furnace and hot water heater.

WBI Funds

They even added a pair of sump pumps to protect their investment. Because their home made up a big part of their family wealth, they paid for homeowners’ insurance every month. It felt good to know that if something bad happened, they would be protected from a catastrophic financial loss.

Then the storm came. Wind and falling trees took down power lines, leaving their neighborhood very much in the dark for two weeks. Although they didn’t live near any lakes or rivers, the sudden deluge flooded the streets – and their once beautiful basement. Without electricity, the sump pumps sat quietly under four feet of water, with the ruined entertainment center, exercise equipment, furnace and hot water heater.

At least they had insurance. The insurance covered damage to all kinds of property from a great variety of causes, but unfortunately for the family, flooding from a backup of groundwater was not among them. The protection they thought they had been paying for all those years just wasn’t there. They were not alone. While some of their neighbors had been advised to add a groundwater rider to their policies, others had not and found themselves in the same sad situation. While they all understood the big picture benefits of homeowners’ insurance, some didn’t fully understand the details and limitations of the policies they owned. If only they had known…

One of the ways investors aim to protect themselves from unacceptable losses in their stock portfolios is through diversification. The big picture concept of the potential benefit of diversification is simple: owning a large number of stocks is intended to reduce the negative impact on a portfolio if something bad happens to one of them. An increasingly popular way to “buy” this kind of presumed protection is through the use of index funds. According to the 2015 Investment Company Fact Book published by the Investment Company Institute (“ICI”):

•	At the end of 2014 there were 382 index funds with $2.1 trillion in assets under management
•	In 2014 investors added $148 billion in new money to these funds
•	31% of the households who owned mutual funds owned at least one equity index fund
•	One third of all index fund assets – approximately $693 billion – track the S&P 500 Index

Just how much diversification protection does an index fund that holds around 500 stocks really offer? Let’s take a closer look at how the S&P 500® Index is put together to see if we can get a fuller understanding of the kind of equity exposure a fund designed to track this very popular index might offer.

WBI Funds

The S&P 500® Index is a capitalization weighted index, which means each stock in the index is weighted based on the value of its stock price multiplied by its number of shares. The market capitalization is essentially the market value “footprint” of the company – the value the market has placed on the company.

Using data from our Bloomberg terminal to examine the details of the S&P 500® Index, we find that as of November 30, 2015:

•	The five largest companies by market capitalization (Apple, Google (Alphabet), Microsoft, Exxon Mobil, and Berkshire Hathaway) accounted for 11.7% of the index weight
•	The 230 smallest companies by market capitalization (too many to list) also represented 11.7% of the index weight
•	Half the weight of the index was carried by just 54 companies; the other half was carried by the remaining 449 stocks in the index (there were 503 stocks in the index on 11/30. See Figure 4.)
•	More than 25% of the index weight was held by the biggest 16 stocks
•	The smallest 18 stocks had an average weight of 0.02% in the index

The notion that good news at a small company like Consol Energy Inc. will diversify away bad news at a big company like Apple that has 365 times its weight in the index just doesn’t add up.

Of course, worrying about how an index, and the hundreds of billions of dollars invested to track an index, might fare in a stormy market may seem out of step with what’s popular now. After all, the S&P 500® Index has been on the rise for years without a serious correction. Why prepare for a flooded basement on a sunny day?

WBI Funds

Maybe the answer depends on how many disasters you’ve already lived through, and how much damage you’ve had to recover from. Investors who were tracking the S&P 500® Index on March 24, 2000 saw the index plummet 49% by October 9, 2002. Over the next five years the S&P clawed its way back to a 2.5% gain by October 9, 2007. It had been 7½ years since it peaked in 2000.

And then it plunged again, this time losing 57% by March 9, 2009. If investors had been tracking the index throughout that decline, they would have watched each $100,000 invested reduced to $43,000 by the time it was over. If only they had known…

It’s hard to say whether the flood of cash into index investments today is a testament to investors’ confidence that markets will never have to weather another serious decline, or a belief that index funds will behave differently this time if conditions take a turn for the worse.

Maybe investors have simply forgotten what it feels like to have so much money washed away. After all, it’s been a little over 8 years since the last market peak.

WBI Funds

Of course, passively following an index is not the only way to invest, and mimicking the S&P 500® Index – or any index – is not the approach we have taken with the client assets under our care. We don’t know when the next deluge of bad news will rain down on the market, or whether the account values of index-following investors will be left seriously under water when it does. But we do know that we will continue to follow the disciplined, responsive, risk-managed process we’ve used for our clients for more than 20 years, because trying our best to protect the value of our clients’ investment under any conditions has always been our policy.

The Bottom Line

We believe that the appropriate approach to investing in a volatile world is one that’s responsive to continually changing conditions and opportunities. We think that process should be focused on managing risk as well as on pursuing return. It should be disciplined and have a track record that spans both good times and bad. In short, our opinion is that it should be just like the process we have used for our investment management clients for the last 23 years – and continue to use to manage the Funds today.

Sincerely,

Gary E. Stroik	Don Schreiber, Jr.
Co-Portfolio Manager	Co-Portfolio Manager
Vice President & Chief Investment Officer	Founder & CEO

WBI Funds

Past performance is not a guarantee of future results.

Opinions expressed are those of WBI Investments, Inc. (“WBI”), the Funds’ investment adviser, are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in emerging market and foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks can be greater in emerging markets. The Funds invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in mortgage-backed securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments. Because the Funds invest in exchange-traded funds (“ETFs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. The Funds may invest in exchange-traded notes (“ETN”), which are subject to the credit risk of the issuer. Additional risks include volatility, lack of liquidity, and sensitivity to currencies, commodities markets, and interest rate changes. The Funds may invest in master limited partnerships (“MLP”), which are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Diversification does not assure a profit or protect against a loss in a declining market.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. References to other funds should not be interpreted as an offer of these securities. For a complete list of Fund holdings, please refer to the Schedule of Investments in this report.

While the Funds are no-load, management fees and other expenses will apply. Please refer to the prospectus for additional information.

A stop loss order directs a brokerage firm to sell the specified security at the prevailing market price should that security’s price fall to or below a stipulated price. A stop limit order directs a brokerage firm to sell the specified security should that security’s price fall to or below a stipulated price, but only if the transaction can be executed at or above the limit price given as part of the order. The Funds use WBI’s proprietary Dynamic Trailing Stop/Loss System (DTSTM), which is designed to

WBI Funds

help control the risk to invested capital when investing in volatile securities and markets. The DTSTM is not a stop loss order or stop limit order placed with a brokerage firm, but an internal process for monitoring price movements. While the DTSTM may be used to initiate the process for selling a security, it does not assure that a particular execution price will be received.

The sources for index price and performance data used in the discussion of market conditions and market commentary is Bloomberg. The S&P 500® Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. Performance shown in this report for the S&P 500® Index includes the performance effect of dividends paid by the stocks in the index. The Barclays Capital U.S. Government/Credit Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year. The Blended Index is a 50% S&P 500® & 50% Barclays Capital U.S. Government/Credit Blend. One cannot invest directly in an index.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds nor any of their representatives may give legal or tax advice.

Must be preceded or accompanied by a prospectus.

WBI Funds are distributed by Quasar Distributors, LLC.

WBI TACTICAL BA FUND

Comparison of the change in value of a hypothetical $250,000 investment in the WBI Tactical BA Fund - Institutional Shares vs. the S&P 500® Index,
the Barclays Capital U.S. Government/Credit Bond Index, the NYSE Composite Index,
and the Barclays U.S. Aggregate Bond Total Return Index.

Average Annual Total Return:
	One	Since
	Year	Inception[1]
WBI Tactical BA Fund – Institutional Shares	-7.61%	1.81%
WBI Tactical BA Fund – No Load Shares	-8.03%	1.52%
S&P 500® Index[2]	2.75%	13.11%
Barclays Capital U.S. Government/Credit Bond Index[2]	0.66%	3.59%
50% S&P 500® Index/ 50% Barclays Capital
U.S. Government/Credit Bond Index Blend	1.96%	8.47%
NYSE Composite Index	-4.96%	5.60%
Barclays U.S. Aggregate Bond Total Return Index	0.97%	3.42%
50% NYSE Composite Index/ 50% Barclays
U.S. Aggregate Bond Index Blend	-1.83%	4.73%
Total Annual Fund Operating Expenses: 1.46% (Institutional Shares);
1.71% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

WBI Tactical BA Fund

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Barclays Capital U.S. Government/Credit Bond Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities. To be included in the index, the securities must have a remaining maturity greater than or equal to 1 year, have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

The NYSE Composite Index is designed to measure the performance of all common stocks listed on the NYSE, including ADRs, REITs, and tracking stocks.  The index is weighted using free float market capitalization and calculated on both price and total return basis.

The Barclays U.S. Aggregate Bond Total Return Index is a component of the U.S. Universal Index and covers the USD denominated, investment grade, fixed rate, taxable bond market of SEC registered securities.

1	The Fund commenced operations on December 29, 2010.
2
Effective March 29, 2016, the S&P 500® Index and the Barclays Capital U.S. Government/Credit Bond Index will be replaced by the NYSE Composite Index and Barclays U.S. Aggregate Bond Total Return Index, respectively.

WBI TACTICAL BP FUND

Comparison of the change in value of a hypothetical $250,000 investment in the WBI Tactical BP Fund - Institutional Shares vs. the S&P 500® Index,
the Barclays Capital U.S. Government/Credit Bond Index, the NYSE
Composite Index, and the Barclays U.S. Aggregate Bond Total Return Index.

Average Annual Total Return:
	One	Since
	Year	Inception[1]
WBI Tactical BP Fund – Institutional Shares	-6.28%	1.45%
WBI Tactical BP Fund – No Load Shares	-6.47%	1.21%
S&P 500® Index[2]	2.75%	12.51%
Barclays Capital U.S. Government/Credit Bond Index[2]	0.66%	2.16%
50% S&P 500® Index/ 50% Barclays Capital
U.S. Government/Credit Bond Index Blend	1.96%	7.39%
NYSE Composite Index	-4.96%	4.53%
Barclays U.S. Aggregate Bond Total Return Index	0.97%	2.36%
50% NYSE Composite Index/ 50% Barclays
U.S. Aggregate Bond Total Return Index Blend	-1.83%	3.60%
Total Annual Fund Operating Expenses: 1.71% (Institutional Shares);
1.96% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

WBI Tactical BP Fund

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Barclays Capital U.S. Government/Credit Bond Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities. To be included in the index, the securities must have a remaining maturity greater than or equal to 1 year, have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

The NYSE Composite Index is designed to measure the performance of all common stocks listed on the NYSE, including ADRs, REITs, and tracking stocks.  The index is weighted using free float market capitalization and calculated on both price and total return basis.

The Barclays U.S. Aggregate Bond Total Return Index is a component of the U.S. Universal Index and covers the USD denominated, investment grade, fixed rate, taxable bond market of SEC registered securities.

1	The Fund commenced operations on June 17, 2013.
2
Effective March 29, 2016, the S&P 500® Index and the Barclays Capital U.S. Government/Credit Bond Index will be replaced by the NYSE Composite Index and Barclays U.S. Aggregate Bond Total Return Index, respectively.

WBI TACTICAL DI FUND

Comparison of the change in value of a hypothetical $250,000 investment in the WBI Tactical DI Fund - Institutional Shares vs.
the S&P 500® Index, and the NYSE Composite Index.

Average Annual Total Return:
	One	Since
	Year	Inception[1]
WBI Tactical DI Fund – Institutional Shares	-10.86%	-0.81%
WBI Tactical DI Fund – No Load Shares	-10.85%	-0.94%
S&P 500® Index[2]	2.75%	12.51%
NYSE Composite Index	-4.96%	4.53%
Total Annual Fund Operating Expenses: 1.76% (Institutional Shares);
2.01% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The NYSE Composite Index is designed to measure the performance of all common stocks listed on the NYSE, including ADRs, REITs, and tracking stocks.  The index is weighted using free float market capitalization and calculated on both price and total return basis.

1	The Fund commenced operations on June 17, 2013.
2	Effective March 29, 2016, the S&P 500® Index will be replaced by the NYSE Composite Index.

WBI TACTICAL DG FUND

Comparison of the change in value of a hypothetical $250,000 investment in the WBI Tactical DG Fund - Institutional Shares vs.
the S&P 500® Index, and the NYSE Composite Index.

Average Annual Total Return:

	One	Since
	Year	Inception[1]
WBI Tactical DG Fund – Institutional Shares	-9.60%	4.43%
WBI Tactical DG Fund – No Load Shares	-9.85%	4.15%
S&P 500® Index[2]	2.75%	13.11%
NYSE Composite Index	-4.96%	4.53%
Total Annual Fund Operating Expenses: 1.43% (Institutional Shares);
1.68% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The NYSE Composite Index is designed to measure the performance of all common stocks listed on the NYSE, including ADRs, REITs, and tracking stocks.  The index is weighted using free float market capitalization and calculated on both price and total return basis.

1	The Fund commenced operations on December 29, 2010.
2	Effective March 29, 2016, the S&P 500® Index will be replaced by the NYSE Composite.

WBI Funds

EXPENSE EXAMPLE – at November 30, 2015 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and WBI Tactical DG Fund Examples are based on an investment of $1,000 invested in the No Load Class and the Institutional Class of each Fund at the beginning of the period and held for the entire period (6/1/15 – 11/30/15).

Actual Expenses

The first line of the tables on the following pages provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% and 1.50% per the operating expenses limitation agreement for the No Load Class and the Institutional Class, respectively, of each Fund. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  The Example on the following pages includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this

WBI Funds

EXPENSE EXAMPLE – at November 30, 2015 (Unaudited), Continued

5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your transaction costs would have been higher.

WBI Tactical BA Fund – No Load Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$ 954.90	$8.58
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.29	$8.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Tactical BA Fund – Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$ 957.30	$7.36
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.55	$7.59

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Tactical BP Fund – No Load Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$ 945.70	$8.10
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.75	$8.39

*
Expenses are equal to the Fund’s annualized expense ratio of 1.66%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Funds

EXPENSE EXAMPLE – at November 30, 2015 (Unaudited), Continued

WBI Tactical BP Fund – Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$ 946.70	$7.32
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.55	$7.59

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Tactical DI Fund – No Load Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$ 932.50	$7.27
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.55	$7.59

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Tactical DI Fund – Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$ 932.50	$7.27
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.55	$7.59

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Tactical DG Fund – No Load Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$ 943.00	$8.52
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.29	$8.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Funds

EXPENSE EXAMPLE – at November 30, 2015 (Unaudited), Continued

WBI Tactical DG Fund – Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/15	11/30/15	6/1/15 – 11/30/15*
Actual	$1,000.00	$ 944.40	$7.31
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.55	$7.59

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – at November 30, 2015 (Unaudited)

WBI Tactical BA Fund

WBI Tactical BP Fund

Percentages represent market value as a percentage of total investments.

WBI Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – at November 30, 2015 (Unaudited)

WBI Tactical DI Fund

WBI Tactical DG Fund

Percentages represent market value as a percentage of total investments.

WBI Tactical BA Fund

SCHEDULE OF INVESTMENTS at November 30, 2015

Shares	COMMON STOCKS - 25.29%	Value
	Broadcasting (except Internet) - 2.04%
20,228	Viacom, Inc. - Class B	$1,007,152

	Building Material and
	Garden Equipment - 6.95%
12,925	Home Depot, Inc.	1,730,399
22,303	Lowe’s Cos., Inc.	1,708,410
		3,438,809
	Credit Intermediation and
	Related Activities - 0.94%
11,537	Webster Financial Corp.	463,903

	General Merchandise Stores - 3.57%
10,945	Costco Wholesale Corp.	1,766,742

	Other Miscellaneous Manufacturing - 1.68%
11,361	Hasbro, Inc.	830,376

	Professional, Scientific, and
	Technical Services - 3.74%
42,809	Insperity, Inc.	1,847,636

	Real Estate - 1.05%
62,245	VEREIT, Inc.	518,501

	Support Activities for Transportation - 1.33%
9,775	CH Robinson Worldwide, Inc.	659,128

	Water Transportation - 3.99%
39,072	Carnival Corp. (a)	1,974,308
	TOTAL COMMON STOCKS
	(Cost $12,270,463)	12,506,555

	EXCHANGE-TRADED FUNDS - 24.55%
47,607	iShares Floating Rate Bond ETF	2,400,821
40,048	iShares iBoxx $Investment
	Grade Corporate Bond ETF	4,641,964
60,545	Vanguard Intermediate-Term Bond ETF	5,097,283
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $12,105,241)	12,140,068

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

SCHEDULE OF INVESTMENTS at November 30, 2015, Continued

Principal
Amount	CORPORATE BONDS - 13.21%	Value
	Chemical Manufacturing - 0.99%
	Dow Chemical Co.
$460,000	4.25%, 11/15/2020	$491,315

	Credit Intermediation and
	Related Activities - 1.11%
	JPMorgan Chase & Co.
59,000	2.60%, 1/15/2016	59,151
450,000	4.50%, 1/24/2022	488,579
		547,730
	Health and Personal Care Stores - 0.30%
	Express Scripts, Inc.
148,000	3.125%, 5/15/2016	149,405

	Insurance Carriers and
	Related Activities - 0.88%
	Wellpoint, Inc.
440,000	3.125%, 5/15/2022	434,108

	Machinery Manufacturing - 0.98%
	Kennametal, Inc.
490,000	2.65%, 11/1/2019	484,314

	Medical and Diagnostic Laboratories - 0.35%
	Laboratory Corp. of America Holdings
170,000	3.75%, 8/23/2022	172,530

	Medical Equipment and
	Supplies Manufacturing - 0.19%
	Zimmer Holdings, Inc.
90,000	4.625%, 11/30/2019	96,681

	Motion Picture and Video Industries - 1.08%
	Viacom, Inc.
522,000	3.50%, 4/1/2017	532,587

	Newspaper, Periodical, Book,
	and Directory Publishers - 0.41%
	Thomson Reuters Corp.
193,000	3.95%, 9/30/2021	200,724

	Non-Depository Credit Intermediation - 0.31%
	American Express Credit Corp.
150,000	2.80%, 9/19/2016	152,238

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

SCHEDULE OF INVESTMENTS at November 30, 2015, Continued

Principal
Amount		Value
	Non-Metallic Mineral
	Mining and Quarrying - 1.13%
	Potash Corp. of Saskatchewan, Inc.
$543,000	3.25%, 12/1/2017	$557,263

	Office Supplies, Stationery,
	and Gift Stores - 1.39%
	Staples, Inc.
680,000	2.75%, 1/12/2018	685,414

	Pharmaceutical and
	Medicine Manufacturing - 1.34%
	Amgen, Inc.
656,000	2.125%, 5/15/2017	662,743

	Securities and Commodity Contracts
	Intermediation and Brokerage - 0.78%
	Prudential Financial, Inc.
384,000	3.00%, 5/12/2016	387,651

	Software Publishers - 1.33%
	Symantec Corp.
660,000	2.75%, 6/15/2017	660,393

	Traveler Accommodation - 0.64%
	Marriott International, Inc.
320,000	3.25%, 9/15/2022	316,221
	TOTAL CORPORATE BONDS
	(Cost $6,560,257)	6,531,317

Shares	SHORT-TERM INVESTMENTS - 35.07%
17,338,977	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (b)	17,338,977
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $17,338,977)	17,338,977
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $48,274,938) - 98.12%	48,516,917
	Other Assets in Excess of Liabilities - 1.88%	928,208
	NET ASSETS - 100.00%	$49,445,125

ETF - Exchange-Traded Fund
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2015.

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

SCHEDULE OF INVESTMENTS at November 30, 2015

Shares	COMMON STOCKS - 21.72%	Value
	Broadcasting (except Internet) - 1.93%
13,009	Viacom, Inc. - Class B	$647,718

	Chemical Manufacturing - 0.96%
7,002	Yara International ASA - ADR	323,002

	Credit Intermediation and
	Related Activities - 1.73%
29,408	Australia and New Zealand
	Banking Group Ltd. - ADR	579,631

	Food and Beverage Stores - 3.25%
28,942	The Kroger Co.	1,089,956

	General Merchandise Stores - 3.54%
7,339	Costco Wholesale Corp.	1,184,661

	Insurance Carriers and
	Related Activities - 1.61%
13,670	First American Financial Corp.	539,145

	Other Miscellaneous Manufacturing - 1.87%
8,556	Hasbro, Inc.	625,358

	Real Estate - 2.88%
4,521	Equity LifeStyle Properties, Inc.	282,020
81,799	VEREIT, Inc.	681,386
		963,406
	Water Transportation - 3.95%
26,149	Carnival Corp. (a)	1,321,310
	TOTAL COMMON STOCKS
	(Cost $7,170,622)	7,274,187

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

SCHEDULE OF INVESTMENTS at November 30, 2015, Continued

Shares	EXCHANGE-TRADED FUNDS - 39.21%	Value
33,391	Guggenheim BulletShares
	2020 High Yield Corporate Bond ETF	$782,017
31,114	Guggenheim BulletShares
	2022 Corporate Bond ETF	641,260
8,630	iShares 3-7 Year Treasury Bond ETF	1,063,648
22,952	iShares Floating Rate Bond ETF	1,157,469
19,818	iShares iBoxx $High Yield
	Corporate Bond Fund	1,645,885
9,111	PIMCO Total Return Active ETF	963,488
77,341	PowerShares Financial Preferred Portfolio	1,445,503
140,678	PowerShares Preferred Portfolio	2,091,881
32,202	SPDR Barclays High Yield Bond ETF	1,138,663
26,177	Vanguard Intermediate-Term Bond ETF	2,203,842
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $13,339,797)	13,133,656

	SHORT-TERM INVESTMENTS - 39.79%
13,328,612	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (b)	13,328,612
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $13,328,612)	13,328,612
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $33,839,031) - 100.72%	33,736,455
	Liabilities in Excess of Other Assets - (0.72)%	(241,349)
	NET ASSETS - 100.00%	$33,495,106

ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2015.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

SCHEDULE OF INVESTMENTS at November 30, 2015

Shares	COMMON STOCKS - 74.79%	Value
	Accommodation - 4.56%
2,774	Vail Resorts, Inc.	$334,544

	Beverage and Tobacco
	Product Manufacturing - 4.36%
18,804	Carlsberg A/S - ADR	319,856

	Broadcasting (except Internet) - 2.02%
2,977	Viacom, Inc. - Class B	148,225

	Building Material and
	Garden Equipment - 1.78%
978	Home Depot, Inc.	130,935

	Computer and Electronic
	Product Manufacturing - 0.96%
2,215	Tessera Technologies, Inc.	70,548

	Credit Intermediation and
	Related Activities - 19.87%
14,134	Australia and New Zealand
	Banking Group Ltd. - ADR	278,581
5,470	East West Bancorp, Inc.	237,289
7,876	First Defiance Financial Corp.	327,091
3,144	Independent Bank Corp.	162,671
6,932	United Bankshares, Inc.	291,976
3,971	Webster Financial Corp.	159,674
		1,457,282
	Depository Credit Intermediation - 1.11%
2,657	LegacyTexas Financial Group, Inc.	81,065

	Food and Beverage Stores - 4.59%
13,561	Delhaize Group - ADR	336,583

	Health and Personal Care Stores - 3.18%
13,886	PetMed Express, Inc.	233,285

	Insurance Carriers and
	Related Activities - 6.20%
2,440	FBL Financial Group, Inc.	166,701
7,312	First American Financial Corp.	288,385
		455,086
	Other Miscellaneous Manufacturing - 3.75%
3,760	Hasbro, Inc.	274,818

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

SCHEDULE OF INVESTMENTS at November 30, 2015, Continued

Shares		Value
	Paper Manufacturing - 1.49%
3,249	Nitto Denko Corp. - ADR(a)	$109,654
	Professional, Scientific, and
	Technical Services - 7.74%
6,566	Insperity, Inc.	283,389
6,091	Nielsen Holdings plc (b)	284,327
		567,716
	Real Estate - 8.16%
3,921	Equity LifeStyle Properties, Inc.	244,592
888	Essex Property Trust, Inc.	204,941
17,855	VEREIT, Inc.	148,732
		598,265
	Telecommunications - 0.96%
1,884	Nippon Telegraph and
	Telephone Corp. - ADR	70,217
	Water Transportation - 4.06%
5,899	Carnival Corp. (b)	298,076
	TOTAL COMMON STOCKS
	(Cost $5,287,958)	5,486,155

	EXCHANGE-TRADED FUNDS - 8.10%
7,058	Vanguard Intermediate-Term Bond ETF	594,213
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $593,559)	594,213

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

SCHEDULE OF INVESTMENTS at November 30, 2015, Continued

Shares	SHORT-TERM INVESTMENTS - 19.85%	Value
1,455,781	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (c)	$1,455,781
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,455,781)	1,455,781
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $7,337,298) - 102.74%	7,536,149
	Liabilities in Excess of Other Assets - (2.74)%	(201,077)
	NET ASSETS - 100.00%	$7,335,072

ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of November 30, 2015.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

SCHEDULE OF INVESTMENTS at November 30, 2015

Shares	COMMON STOCKS - 85.90%	Value
	Administrative and Support Services - 3.77%
17,159	ManpowerGroup, Inc.	$1,549,115

	Broadcasting (except Internet) - 0.56%
4,609	Viacom, Inc. - Class B	229,482

	Building Material and
	Garden Equipment - 3.99%
2,270	Home Depot, Inc.	303,907
17,458	Lowe’s Cos., Inc.	1,337,283
		1,641,190
	Chemical Manufacturing - 3.88%
18,512	AbbVie, Inc.	1,076,473
6,335	Eli Lilly & Co.	519,723
		1,596,196
	Computer and Electronic
	Product Manufacturing - 6.71%
50,154	Intel Corp.	1,743,855
6,261	Monolithic Power Systems, Inc.	427,814
18,463	Tessera Technologies, Inc.	588,046
		2,759,715
	Credit Intermediation and
	Related Activities - 2.59%
14,660	Bank Of The Ozarks, Inc.	795,745
21,083	Investors Bancorp, Inc.	270,284
		1,066,029
	Electrical Equipment Manufacturing - 1.17%
6,052	A.O. Smith Corp.	482,708

	Food Manufacturing - 0.83%
2,827	JM Smucker Co.	342,604

	Furniture and Related
	Product Manufacturing - 1.92%
16,937	Leggett & Platt, Inc.	789,264

	Insurance Carriers and
	Related Activities - 9.30%
23,238	American Financial Group, Inc.	1,719,612
10,121	Aspen Insurance Holdings, Ltd. (b)	511,313
14,158	UnitedHealth Group, Inc.	1,595,748
		3,826,673

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

SCHEDULE OF INVESTMENTS at November 30, 2015, Continued

Shares		Value
	Management, Scientific, and
	Technical Consulting Services - 1.06%
11,908	Korn/Ferry International	$438,214

	Miscellaneous Manufacturing - 4.94%
6,562	Luxottica Group S.p.A. - ADR	435,651
16,533	Stryker Corp.	1,594,773
		2,030,424
	Paper Manufacturing - 4.10%
24,802	Packaging Corp. of America	1,686,288

	Professional, Scientific, and
	Technical Services - 7.80%
10,529	Amgen, Inc.	1,696,222
6,243	Broadridge Financial Solutions, Inc.	343,240
12,866	Insperity, Inc.	555,297
7,717	Jack Henry & Associates, Inc.	612,575
		3,207,334
	Publishing Industries (except Internet) - 6.81%
26,528	MSCI, Inc.	1,860,143
16,062	Nexstar Broadcasting Group, Inc. - Class A	941,073
		2,801,216
	Real Estate - 7.11%
20,830	Equity LifeStyle Properties, Inc.	1,299,376
7,047	Essex Property Trust, Inc.	1,626,377
		2,925,753
	Securities, Commodity Contracts,
	and Other Financial Investments
	and Related Activities - 7.25%
12,604	CME Group, Inc.	1,230,780
80,493	WisdomTree Investments, Inc.	1,750,723
		2,981,503
	Support Activities for Transportation - 1.06%
6,499	CH Robinson Worldwide, Inc.	438,228

	Telecommunications - 3.42%
11,879	j2 Global, Inc.	955,903
36,578	KDDI Corp. - ADR	452,836
		1,408,739

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

SCHEDULE OF INVESTMENTS at November 30, 2015, Continued

Shares		Value
	Utilities - 2.71%
32,126	UGI Corp.	$1,113,808

	Waste Management and
	Remediation Services - 1.44%
11,028	Waste Management, Inc.	592,976

	Water Transportation - 3.48%
28,306	Carnival Corp. (b)	1,430,302
	TOTAL COMMON STOCKS
	(Cost $34,053,494)	35,337,761

	EXCHANGE-TRADED FUNDS - 9.84%
21,070	iShares iBoxx $Investment
	Grade Corporate Bond ETF	2,442,224
31,524	SPDR Barclays International
	Treasury Bond ETF	1,608,670
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $4,044,270)	4,050,894

	SHORT-TERM INVESTMENTS - 4.02%
1,652,914	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.02% (c)	1,652,914
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,652,914)	1,652,914
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $39,750,678) - 99.76%	41,041,569
	Other Assets in Excess of Liabilities - 0.24%	97,314
	NET ASSETS - 100.00%	$41,138,883

ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of November 30, 2015.

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2015

	WBI Tactical	WBI Tactical
	BA Fund	BP Fund
ASSETS
Investments in securities, at value
(identified cost $48,274,938
and $33,839,031, respectively)	$48,516,917	$33,736,455
Cash	1	86
Receivables
Investment securities sold	1,699,061	—
Fund shares sold	13,703	40,000
Dividends and interest	51,138	12,785
Prepaid expenses	5,148	9,372
Total assets	50,285,968	33,798,698
LIABILITIES
Payables
Investment securities purchased	379,676	—
Fund shares redeemed	264,378	199,991
Shareholder servicing fees	62,948	24,212
Advisory fees	41,544	23,478
Administration and fund accounting fees	30,026	16,440
Audit fees	20,700	20,700
12b-1 fees	14,390	2,241
Transfer agent fees and expenses	13,289	7,495
Shareholder reporting	4,501	2,101
Custody fees	3,635	1,476
Chief Compliance Officer fee	3,000	3,000
Legal fees	2,265	1,901
Trustee Fees	272	—
Accrued expenses	219	557
Total liabilities	840,843	303,592
NET ASSETS	$49,445,125	$33,495,106

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2015, Continued

	WBI Tactical	WBI Tactical
	BA Fund	BP Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
No Load Shares
Net assets applicable to shares outstanding	$24,408,511	$6,757,729
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	2,437,370	680,480
Net asset value, offering and
redemption price per share	$10.01	$9.93
Institutional Shares
Net assets applicable to shares outstanding	$25,036,614	$26,737,377
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	2,485,760	2,688,268
Net asset value, offering and
redemption price per share	$10.07	$9.95
COMPONENTS OF NET ASSETS
Paid-in capital	$53,389,482	$35,356,141
Undistributed net investment income/(loss)	—	28,829
Accumulated net realized loss from
investments and options	(4,186,336)	(1,787,288)
Net unrealized appreciation/(depreciation)
on investments	241,979	(102,576)
Net assets	$49,445,125	$33,495,106

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2015, Continued

	WBI Tactical	WBI Tactical
	DI Fund	DG Fund
ASSETS
Investments in securities, at value
(identified cost $7,337,298
and $39,750,678, respectively)	$7,536,149	$41,041,569
Cash	—	1
Receivables
Investment securities sold	—	547,252
Fund shares sold	—	5,380
Dividends and interest	5,119	46,958
Dividend tax reclaim	597	1,664
Prepaid expenses	13,750	10,052
Total assets	7,555,615	41,652,876
LIABILITIES
Payables
Fund shares redeemed	176,769	352,737
Audit fees	20,700	20,700
Administration and fund accounting fees	5,389	21,076
Shareholder servicing fees	3,967	44,961
Chief Compliance Officer fee	3,000	3,000
Advisory fees	2,472	37,103
Transfer agent fees and expenses	2,428	10,721
Legal fees	2,023	2,401
Custody fees	1,438	3,980
Shareholder reporting	915	3,502
12b-1 fees	723	13,261
Trustee fees	263	—
Accrued expenses	456	551
Total liabilities	220,543	513,993
NET ASSETS	$7,335,072	$41,138,883

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2015, Continued

	WBI Tactical	WBI Tactical
	DI Fund	DG Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
No Load Shares
Net assets applicable to shares outstanding	$1,701,558	$18,878,815
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	178,389	1,754,739
Net asset value, offering and
redemption price per share	$9.54	$10.76
Institutional Shares
Net assets applicable to shares outstanding	$5,633,514	$22,260,068
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	589,557	2,059,585
Net asset value, offering and
redemption price per share	$9.56	$10.81
COMPONENTS OF NET ASSETS
Paid-in capital	$8,534,063	$44,467,433
Accumulated net realized loss on
investments and options	(1,397,842)	(4,619,441)
Net unrealized appreciation on investments	198,851	1,290,891
Net assets	$7,335,072	$41,138,883

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the year ended November 30, 2015

	WBI Tactical	WBI Tactical
	BA Fund	BP Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
and issuance fees of $7,425 and $463,
and $0 and $0, respectively)	$953,018	$790,578
Interest	343,152	36,230
Total investment income	1,296,170	826,808
Expenses
Advisory fees (Note 4)	658,362	311,609
Shareholder servicing fees -
Institutional Shares (Note 6)	94,605	66,611
Shareholder servicing fees -
No Load Shares (Note 6)	45,638	9,108
Administration and fund
accounting fees (Note 4)	99,627	54,425
Distribution fees - No Load Shares (Note 5)	76,215	19,991
Transfer agent fees and expenses (Note 4)	50,424	27,344
Registration fees	34,305	29,536
Audit fees	20,700	20,700
Custody fees (Note 4)	11,265	6,061
Reports to shareholders	11,167	3,970
Trustee fees	10,393	9,188
Chief Compliance Officer fee (Note 4)	9,000	9,000
Legal fees	8,048	6,057
Other expenses	6,750	5,715
Insurance expense	2,906	2,047
Total expenses	1,139,405	581,362
Advisory fee waiver and expense
recoupment/(reimbursement) (Note 4)	12,437	(39,866)
Net expenses	1,151,842	541,496
Net investment income	$144,328	$285,312

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the year ended November 30, 2015, Continued

	WBI Tactical	WBI Tactical
	BA Fund	BP Fund
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized loss on:
Investments	$(4,077,543)	$(1,748,700)
Purchased options	(93,774)	(34,028)
Written options	(1,350)	(8,854)
Capital gain distributions from regulated
investment companies	11,960	10,989
Net change in unrealized appreciation
on investments	(1,906,315)	(800,968)
Net realized and unrealized
loss on investments and options	(6,067,022)	(2,581,561)
Net Decrease in Net Assets
Resulting from Operations	$(5,922,694)	$(2,296,249)

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the year ended November 30, 2015, Continued

	WBI Tactical	WBI Tactical
	DI Fund	DG Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
and issuance fees of $3,261 and $853,
and $5,993 and $1,696, respectively)	$241,961	$1,159,941
Interest	4,515	10,461
Total investment income	246,476	1,170,402
Expenses
Advisory fees (Note 4)	98,722	574,175
Administration and fund
accounting fees (Note 4)	28,397	78,417
Registration fees	26,687	36,876
Shareholder servicing fees -
Institutional Shares (Note 6)	21,982	81,897
Shareholder servicing fees -
No Load Shares (Note 6)	—	43,079
Audit fees	20,700	20,700
Transfer agent fees and expenses (Note 4)	14,431	42,187
Trustee fees	9,462	10,334
Chief Compliance Officer fee (Note 4)	9,000	8,999
Legal fees	5,992	8,202
Distribution fees - No Load Shares (Note 5)	4,931	64,224
Other expenses	4,551	15,679
Custody fees (Note 4)	3,766	12,462
Insurance expense	1,802	3,009
Total expenses	250,423	1,000,240
Less: advisory fee waiver and
expense reimbursement (Note 4)	(84,132)	1,360
Net expenses	166,291	1,001,600
Net investment income	$80,185	$168,802

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the year ended November 30, 2015, Continued

	WBI Tactical	WBI Tactical
	DI Fund	DG Fund
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain/(loss) on:
Investments	$(1,395,611)	$(4,516,449)
Purchased options	(10,788)	(194,753)
Written options	8,557	72,210
Net change in unrealized
appreciation on investments	9,566	(2,332,101)
Net realized and unrealized
loss on investments and options	(1,388,276)	(6,971,093)
Net Decrease in Net Assets
Resulting from Operations	$(1,308,091)	$(6,802,291)

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$144,328	$284,004
Net realized gain/(loss) on:
Investments	(4,077,543)	4,398,920
Purchased options	(93,774)	(3,728)
Written options	(1,350)	68,227
Capital gain distributions from
regulated investment companies	11,960	—
Net change in unrealized appreciation
on investments	(1,906,315)	831,794
Net increase/(decrease) in net assets
resulting from operations	(5,922,694)	5,579,217
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(58,684)	(163,977)
Institutional Shares	(132,261)	(335,669)
From net realized gain on investments
No Load Shares	(1,398,880)	—
Institutional Shares	(2,105,939)	—
Total distributions to shareholders	(3,695,764)	(499,646)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(22,413,537)	5,932,341
Total increase/(decrease) in net assets	(32,031,995)	11,011,912
NET ASSETS
Beginning of year	81,477,120	70,465,208
End of year	$49,445,125	$81,477,120

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year Ended
	November 30, 2015		November 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	928,245	$9,917,095	951,832	$10,587,208
Shares issued on
reinvestments of
distributions	135,726	1,457,376	13,962	153,433
Shares redeemed*	(1,409,201)	(14,714,833)	(969,147)	(10,606,232)
Net increase/(decrease)	(345,230)	$(3,340,362)	(3,353)	$134,409
* Net of redemption fees of		$3,373		$322

	Institutional Shares		Institutional Shares
	Year Ended		Year Ended
	November 30, 2015		November 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,896,508	$20,182,468	2,126,536	$23,803,116
Shares issued on
reinvestments of
distributions	206,235	2,219,284	26,681	294,371
Shares redeemed*	(3,975,974)	(41,474,927)	(1,678,094)	(18,299,555)
Net increase/(decrease)	(1,873,231)	$(19,073,175)	475,123	$5,797,932
* Net of redemption fees of		$91,938		$7,208

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$285,312	$129,052
Net realized gain/(loss) on:
Investments	(1,748,700)	574,375
Purchased options	(34,028)	(6,968)
Written options	(8,854)	2,380
Capital gain distributions from regulated
investment companies	10,989	—
Net change in unrealized appreciation
on investments	(800,968)	573,104
Net increase/(decrease) in net assets
resulting from operations	(2,296,249)	1,271,943
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(54,416)	(23,455)
Institutional Shares	(208,749)	(122,501)
From net realized gain on investments
No Load Shares	(118,480)	—
Institutional Shares	(362,293)	—
Total distributions to shareholders	(743,938)	(145,956)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	9,242,391	19,725,769
Total increase in net assets	6,202,204	20,851,756
NET ASSETS
Beginning of year	27,292,902	6,441,146
End of year	$33,495,106	$27,292,902
Undistributed net investment
income at end of year	$28,829	$—

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year Ended
	November 30, 2015		November 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	532,306	$5,541,618	504,488	$5,357,955
Shares issued on
reinvestments of
distributions	16,461	172,896	1,997	20,837
Shares redeemed*	(488,456)	(5,030,214)	(17,518)	(181,011)
Net increase	60,311	$684,300	488,967	$5,197,781
* Net of redemption fees of		$404		$29

	Institutional Shares		Institutional Shares
	Year Ended		Year Ended
	November 30, 2015		November 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,016,735	$21,159,817	1,504,723	$15,876,912
Shares issued on
reinvestments of
distributions	54,459	571,042	11,480	119,723
Shares redeemed*	(1,271,374)	(13,172,768)	(140,766)	(1,468,647)
Net increase	799,820	$8,558,091	1,375,437	$14,527,988
* Net of redemption fees of		$9,548		$4,139

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$80,185	$32,316
Net realized gain/(loss) on:
Investments	(1,395,611)	182,176
Purchased options	(10,788)	30,713
Written options	8,557	38,121
Net change in unrealized appreciation
on investments	9,566	(35,232)
Net increase/(decrease) in net assets
resulting from operations	(1,308,091)	248,094
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(14,753)	(6,247)
Institutional Shares	(66,723)	(35,525)
From net realized gain on investments
No Load Shares	(21,887)	—
Institutional Shares	(184,253)	—
Total distributions to shareholders	(287,616)	(41,772)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(9,954,267)	13,827,700
Total increase/(decrease) in net assets	(11,549,974)	14,034,022
NET ASSETS
Beginning of year	18,885,046	4,851,024
End of year	$7,335,072	$18,885,046

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year Ended
	November 30, 2015		November 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	105,649	$1,070,580	151,783	$1,632,825
Shares issued on
reinvestments of
distributions	3,498	36,639	338	3,701
Shares redeemed*	(107,373)	(1,064,181)	(37,356)	(404,695)
Net increase	1,774	$43,038	114,765	$1,231,831
* Net of redemption fees of		$618		$963

	Institutional Shares		Institutional Shares
	Year Ended		Year Ended
	November 30, 2015		November 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	375,953	$3,847,221	1,341,897	$14,586,225
Shares issued on
reinvestments of
distributions	23,575	250,961	3,164	34,481
Shares redeemed*	(1,363,441)	(14,095,487)	(186,899)	(2,024,837)
Net increase/(decrease)	(963,913)	$(9,997,305)	1,158,162	$12,595,869
* Net of redemption fees of		$5,885		$2,499

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2015	November 30, 2014
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$168,802	$273,874
Net realized gain/(loss) on:
Investments	(4,516,449)	4,725,066
Purchased options	(194,753)	28,133
Written options	72,210	296,579
Net change in unrealized appreciation
on investments	(2,332,101)	(1,713,584)
Net increase/(decrease) in net assets
resulting from operations	(6,802,291)	3,610,068
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(39,538)	(62,300)
Institutional Shares	(96,591)	(259,215)
From return of capital
No Load Shares	(19,076)	—
Institutional Shares	(42,069)	—
From net realized gain on investments
No Load Shares	(1,812,149)	(1,354,365)
Institutional Shares	(3,233,017)	(2,441,481)
Total distributions to shareholders	(5,242,440)	(4,117,361)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	(37,882,892)	16,386,461
Total increase/(decrease) in net assets	(49,927,623)	15,879,168
NET ASSETS
Beginning of year	91,066,506	75,187,338
End of year	$41,138,883	$91,066,506

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year Ended
	November 30, 2015		November 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	562,140	$6,394,037	848,101	$10,565,724
Shares issued on
reinvestments of
distributions	159,716	1,870,629	105,998	1,322,658
Shares redeemed*	(1,521,493)	(17,121,948)	(502,238)	(6,276,236)
Net increase/(decrease)	(799,637)	$(8,857,282)	451,861	$5,612,146
* Net of redemption fees of		$291		$645

	Institutional Shares		Institutional Shares
	Year Ended		Year Ended
	November 30, 2015		November 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	701,989	$8,129,642	2,351,676	$29,530,945
Shares issued on
reinvestments of
distributions	286,057	3,360,027	184,902	2,313,995
Shares redeemed*	(3,535,899)	(40,515,279)	(1,674,024)	(21,070,625)
Net increase/(decrease)	(2,547,853)	$(29,025,610)	862,554	$10,774,315
* Net of redemption fees of		$3,462		$3,996

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
					December 29,
					2010* to
	Year Ended November 30,				November 30,
	2015	2014	2013	2012	2011
Net asset value,
beginning of period	$11.39	$10.55	$10.65	$9.83	$10.00
Income from
investment operations:
Net investment income^	0.01	0.03	0.05	0.08	0.08
Net realized and unrealized
gain/(loss) on investments	(0.89)	0.87	(0.02)	0.83	(0.25)
Total from investment operations	(0.88)	0.90	0.03	0.91	(0.17)
Less distributions:
From net investment income	(0.02)	(0.06)	(0.05)	(0.09)	—
From net realized
gain on investments	(0.48)	—	(0.08)	—	—
Total distributions	(0.50)	(0.06)	(0.13)	(0.09)	—
Redemption fees retained^#	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$10.01	$11.39	$10.55	$10.65	$9.83

Total return	-8.03%	8.58%	0.32%	9.34%	-1.70	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$24,409	$31,683	$29,383	$20,826	$5,010
Ratio of expenses to
average net assets (a):
Before expense
reimbursement/recoupment	1.67%	2.06%	1.93%	2.21%	6.66	%†
After expense
reimbursement/recoupment	1.68%**	2.00%	2.00%	2.00%	2.00	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense
reimbursement/recoupment	0.10%	0.19%	0.59%	0.51%	(3.77	)%†
After expense
reimbursement/recoupment	0.09%	0.25%	0.52%	0.72%	0.89	%†
Portfolio turnover rate	331.35%	176.43%	247.36%	202.76%	225.23	%‡

*	Commencement of operations.
**	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.75%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical BA Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
						December 29,
						2010* to
	Year Ended November 30,					November 30,
	2015		2014	2013	2012	2011
Net asset value,
beginning of period	$11.42		$10.58	$10.68	$9.85	$10.00
Income from
investment operations:
Net investment income^	0.03		0.06	0.08	0.10	0.10
Net realized and unrealized
gain/(loss) on investments	(0.89)		0.88	(0.03)	0.84	(0.25)
Total from investment operations	(0.86)		0.94	0.05	0.94	(0.15)
Less distributions:
From net investment income	(0.03)		(0.10)	(0.07)	(0.11)	—
From net realized
gain on investments	(0.48)		—	(0.08)	—	—
Total distributions	(0.51)		(0.10)	(0.15)	(0.11)	—
Redemption fees retained^	0.02		0.00#	0.00#	0.00#	0.00#
Net asset value, end of period	$10.07		$11.42	$10.58	$10.68	$9.85

Total return	-7.61%		8.89%	0.51%	9.65%	-1.50	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$25,037		$49,794	$41,083	$33,602	$6,174
Ratio of expenses to
average net assets (a):
Before expense
reimbursement/recoupment	1.50%		1.74%	1.66%	1.94%	5.80	%†
After expense
reimbursement/recoupment	1.51	%***	1.68%**	1.73%	1.75%	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense
reimbursement/recoupment	0.29%		0.48%	0.84%	0.76%	(2.97	)%†
After expense
reimbursement/recoupment	0.28%		0.54%	0.77%	0.95%	1.08	%†
Portfolio turnover rate	331.35%		176.43%	247.36%	202.76%	225.23	%‡

*	Commencement of operations.
**	Effective July 1, 2014, the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
***	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.50%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
			June 17,
			2013* to
	Year Ended November 30,		November 30,
	2015	2014	2013
Net asset value, beginning of period	$10.87	$10.00	$10.00
Income from investment operations:
Net investment income^	0.08	0.06	0.04
Net realized and unrealized
gain/(loss) on investments	(0.77)	0.94	(0.03)
Total from investment operations	(0.69)	1.00	0.01
Less distributions:
From net investment income	(0.07)	(0.13)	(0.01)
From net realized gain on investments	(0.18)	—	—
Total distributions	(0.25)	(0.13)	(0.01)
Redemption fees retained^	0.00#	0.00#	—
Net asset value, end of period	$9.93	$10.87	$10.00

Total return	-6.47%	10.05%	0.08	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$6,758	$6,742	$1,312
Ratio of expenses to average net assets (a):
Before expense reimbursement	1.76%	3.31%	16.32	%†
After expense reimbursement	1.64%**	1.97%	2.00	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	0.62%	(0.75)%	(13.36	)%†
After expense reimbursement	0.74%	0.59%	0.96	%†
Portfolio turnover rate	381.27%	200.20%	86.29	%‡

*	Commencement of operations.
**	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.75%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical BP Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
				June 17,
				2013* to
	Year Ended November 30,			November 30,
	2015		2014	2013
Net asset value, beginning of period	$10.88		$10.00	$10.00
Income from investment operations:
Net investment income^	0.09		0.11	0.07
Net realized and unrealized
gain/(loss) on investments	(0.76)		0.92	(0.06)
Total from investment operations	(0.67)		1.03	0.01
Less distributions:
From net investment income	(0.08)		(0.15)	(0.01)
From net realized gain on investments	(0.18)		—	—
Total distributions	(0.26)		(0.15)	(0.01)
Redemption fees retained^#	0.00		0.00	0.00
Net asset value, end of period	$9.95		$10.88	$10.00

Total return	-6.28%		10.39%	0.13	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$26,737		$20,551	$5,129
Ratio of expenses to average net assets (a):
Before expense reimbursement	1.64%		3.10%	9.12	%†
After expense reimbursement	1.53	%***	1.65%**	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	0.73%		(0.39)%	(5.76	)%†
After expense reimbursement	0.84%		1.06%	1.61	%†
Portfolio turnover rate	381.27%		200.20%	86.29	%‡

*	Commencement of operations.
**	Effective July 1, 2014, the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
***	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.50%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
			June 17,
			2013* to
	Year Ended November 30,		November 30,
	2015	2014	2013
Net asset value, beginning of period	$10.90	$10.61	$10.00
Income from investment operations:
Net investment income^	0.07	0.01	—
Net realized and unrealized
gain/(loss) on investments	(1.24)	0.33	0.61
Total from investment operations	(1.17)	0.34	0.61
Less distributions:
From net investment income	(0.07)	(0.06)	—
From net realized gain on investments	(0.12)	—	—
Return of capital	—	—	(0.00	)#
Total distributions	(0.19)	(0.06)	(0.00	)#
Redemption fees retained^	0.00#	0.01	—
Net asset value, end of period	$9.54	$10.90	$10.61

Total return	-10.85%	3.27%	6.14	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,702	$1,926	$656
Ratio of expenses to average net assets (a):
Before expense reimbursement	2.24%	4.33%	17.07	%†
After expense reimbursement	1.53%**	1.97%	2.00	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	(0.06)%	(2.24)%	(15.07	)%†
After expense reimbursement	0.65%	0.12%	0.00	%†
Portfolio turnover rate	398.80%	223.18%	49.43	%‡

*	Commencement of operations.
**	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.75%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DI Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
				June 17,
				2013* to
	Year Ended November 30,			November 30,
	2015		2014	2013
Net asset value, beginning of period	$10.92		$10.61	$10.00
Income from investment operations:
Net investment income^	0.08		0.04	0.00#
Net realized and unrealized
gain/(loss) on investments	(1.26)		0.34	0.62
Total from investment operations	(1.18)		0.38	0.62
Less distributions:
From net investment income	(0.07)		(0.07)	—
From net realized gain on investments	(0.12)		—	—
Return of capital	—		—	(0.01)
Total distributions	(0.19)		(0.07)	(0.01)
Redemption fees retained^	0.01		0.00#	0.00#
Net asset value, end of period	$9.56		$10.92	$10.61

Total return	-10.86%		3.55%	6.19	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$5,634		$16,959	$4,195
Ratio of expenses to average net assets (a):
Before expense reimbursement	2.35%		3.89%	13.46	%†
After expense reimbursement	1.55	%***	1.66%**	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense reimbursement	(0.03)%		(1.83)%	(11.69	)%†
After expense reimbursement	0.77%		0.40%	0.02	%†
Portfolio turnover rate	398.80%		223.18%	49.43	%‡

*	Commencement of operations.
**	Effective July 1, 2014, the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
***	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.50%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
					December 29,
					2010* to
	Year Ended November 30,				November 30,
	2015	2014	2013	2012	2011
Net asset value,
beginning of period	$12.69	$12.83	$10.86	$9.50	$10.00
Income from
investment operations:
Net investment income^	0.02	0.01	0.04	0.06	0.03
Net realized and unrealized
gain/(loss) on investments	(1.21)	0.51	2.01	1.37	(0.55)
Total from investment operations	(1.19)	0.52	2.05	1.43	(0.52)
Less distributions:
From net investment income	(0.02)	(0.03)	(0.08)	(0.07)	—
From return of capital	(0.01)	—	—	—	—
From net realized
gain on investments	(0.71)	(0.63)	—	—	—
Total distributions	(0.74)	(0.66)	(0.08)	(0.07)	—
Redemption fees retained^	0.00#	0.00#	0.00#	0.00#	0.02
Net asset value, end of period	$10.76	$12.69	$12.83	$10.86	$9.50

Total return	-9.85%	4.12%	18.96%	15.16%	-5.00	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$18,879	$32,402	$26,985	$12,866	$4,815
Ratio of expenses to
average net assets (a):
Before fee waivers and
expense reimbursement	1.70%	2.03%	2.07%	2.31%	4.56	%†
After fee waivers and
expense reimbursement	1.70%**	2.00%	2.00%	2.00%	2.00	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before fee waivers and
expense reimbursement	0.16%	0.08%	0.29%	0.23%	(2.20	)%†
After fee waivers and
expense reimbursement	0.16%	0.11%	0.36%	0.54%	0.36	%†
Portfolio turnover rate	384.28%	266.42%	219.78%	261.95%	301.31	%‡

*	Commencement of operations.
**	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.75%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Tactical DG Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
						December 29,
						2010* to
	Year Ended November 30,					November 30,
	2015		2014	2013	2012	2011
Net asset value,
beginning of period	$12.73		$12.87	$10.89	$9.50	$10.00
Income from
investment operations:
Net investment income^	0.04		0.06	0.07	0.10	0.05
Net realized and unrealized
gain/(loss) on investments	(1.21)		0.49	2.01	1.39	(0.55)
Total from investment operations	(1.17)		0.55	2.08	1.49	(0.50)
Less distributions:
From net investment income	(0.03)		(0.06)	(0.10)	(0.10)	—
From return of capital	(0.01)		—	—	—	—
From net realized
gain on investments	(0.71)		(0.63)	—	—	—
Total distributions	(0.75)		(0.69)	(0.10)	(0.10)	—
Redemption fees retained^#	0.00		0.00	0.00	0.00	0.00
Net asset value, end of period	$10.81		$12.73	$12.87	$10.89	$9.50

Total return	-9.60%		4.40%	19.29%	15.75%	-5.00	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$22,260		$58,664	$48,203	$13,351	$15,226
Ratio of expenses to
average net assets (a):
Before fee waivers and
expense reimbursement	1.51%		1.69%	1.79%	1.95%	2.92	%†
After fee waivers and
expense reimbursement	1.51	%***	1.66%**	1.70%	1.57%	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before fee waivers and
expense reimbursement	0.35%		0.41%	0.53%	0.61%	(0.59	)%†
After fee waivers and
expense reimbursement	0.35%		0.44%	0.62%	0.99%	0.58	%†
Portfolio turnover rate	384.28%		266.42%	219.78%	261.95%	301.31	%‡

*	Commencement of operations.
**	Effective July 1, 2014, the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
***	Effective March 30, 2015, the advisor contractually agreed to lower the net annual operating expense limit to 1.50%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015

NOTE 1 – ORGANIZATION

The WBI Tactical BA Fund (formerly ‘WBI Absolute Return Balanced Fund’), WBI Tactical BP Fund (formerly ‘WBI Absolute Return Balanced Plus Fund’), WBI Tactical DI Fund (formerly ‘WBI Absolute Return Dividend Income Fund’), and the WBI Tactical DG Fund (formerly ‘WBI Absolute Return Dividend Growth Fund’) (collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Each Fund offers No Load Shares and Institutional Shares. The investment objective of the WBI Tactical BA Fund and the WBI Tactical BP Fund is to seek current income and long-term appreciation, while also seeking to protect principal during unfavorable market conditions. The investment objective of the WBI Tactical DI Fund and the WBI Tactical DG Fund is to seek long-term capital appreciation and current income. The WBI Tactical BA Fund and the WBI Tactical DG Fund commenced operations on December 29, 2010. The WBI Tactical BP Fund and the WBI Tactical DI Fund commenced operations on June 17, 2013.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2012-2014, or expected to be taken in the Funds’ 2015 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, quarterly, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2015, the Funds made the following permanent tax adjustments on the statement of assets and liabilities:

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

	Undistributed	Accumulated Net
	Net Investment	Realized	Paid-in
	Income/(Loss)	Gain/(Loss)	Capital
WBI Tactical BA Fund	$46,617	$(32,011)	$(14,606)
WBI Tactical BP Fund	6,682	(6,681)	(1)
WBI Tactical DI Fund	1,291	28	(1,319)
WBI Tactical DG Fund	(32,673)	33,205	(532)

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  During the year ended November 30, 2015, the Funds retained the following amounts in redemption fees:

Redemption Fees
WBI Tactical BA Fund
No Load Shares	$3,373
Institutional Shares	91,938
WBI Tactical BP Fund
No Load Shares	404
Institutional Shares	9,548
WBI Tactical DI Fund
No Load Shares	618
Institutional Shares	5,885
WBI Tactical DG Fund
No Load Shares	291
Institutional Shares	3,462

G.
Derivative Transactions:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written/put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The effect of derivative instruments on the statements of operations for the year ended November 30, 2015 is as follows:

WBI Tactical BA Fund
	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(93,774)
Equity Contracts	Realized loss on written options	(1,350)

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

WBI Tactical BP Fund
	Location of Loss on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(34,028)
Equity Contracts	Realized loss on written options	(8,854)

WBI Tactical DI Fund
	Location of Loss on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(10,788)
Equity Contracts	Realized gain on written options	8,557

WBI Tactical DG Fund
	Location of Loss on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(194,753)
Equity Contracts	Realized gain on written options	72,210

The average monthly market values of purchased and written options during the year ended November 30, 2015 is as follows:

	Purchased	Written
	Options	Options
WBI Tactical BA Fund	$3,175	$22,263
WBI Tactical BP Fund	1,170	4,818
WBI Tactical DI Fund	643	1,330
WBI Tactical DG Fund	7,274	57,069

Transactions in written options contracts for the year ended November 30, 2015, are as follows:

WBI Tactical BA Fund
	Contracts	Premiums Received
Beginning balance	—	$—
Options written	2,450	144,031
Options closed	(1,625)	(95,196)
Options exercised	(825)	(48,835)
Outstanding at November 30, 2015	—	$—

WBI Tactical BP Fund
	Contracts	Premiums Received
Beginning balance	—	$—
Options written	610	38,958
Options closed	(90)	(7,391)
Options exercised	(520)	(31,567)
Outstanding at November 30, 2015	—	$—

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

WBI Tactical DI Fund
	Contracts	Premiums Received
Beginning balance	—	$—
Options written	620	22,880
Options closed	(250)	(6,760)
Options exercised	(190)	(11,205)
Options expired	(180)	(4,915)
Outstanding at November 30, 2015	—	$—

WBI Tactical DG Fund
	Contracts	Premiums Received
Beginning balance	—	$—
Options written	5,419	385,227
Options closed	(3,135)	(151,850)
Options exercised	(2,034)	(225,293)
Options expired	(250)	(8,084)
Outstanding at November 30, 2015	—	$—

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of November 30, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed Income Securities:  Debt securities, such as corporate bonds, asset backed securities, municipal bonds, and U.S. Government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. These securities will generally be classified in level 2 of the fair value hierarchy.

Options:  Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy. Investments in open-end mutual funds, including money market funds are categorized in level 1 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2015:

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

WBI Tactical BA Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$463,903	$—	$—	$463,903
Information	1,007,152	—	—	1,007,152
Manufacturing	830,376	—	—	830,376
Professional, Scientific,
and Technical Services	1,847,636	—	—	1,847,636
Real Estate and
Rental and Leasing	518,501	—	—	518,501
Retail Trade	5,205,551	—	—	5,205,551
Transportation
and Warehousing	2,633,436	—	—	2,633,436
Total Common Stocks	12,506,555	—	—	12,506,555
Exchange-Traded Funds	12,140,068	—	—	12,140,068
Corporate Bonds
Accommodation and
Food Services	—	316,221	—	316,221
Finance and Insurance	—	1,521,727	—	1,521,727
Health Care and
Social Assistance	—	172,530	—	172,530
Information	—	1,393,704	—	1,393,704
Manufacturing	—	1,072,310	—	1,072,310
Mining, Quarrying, and
Oil and Gas Extraction	—	557,263	—	557,263
Professional, Scientific,
and Technical Services	—	662,743	—	662,743
Retail Trade	—	834,819	—	834,819
Total Corporate Bonds	—	6,531,317	—	6,531,317
Short-Term Investments	17,338,977	—	—	17,338,977
Total Investments in Securities	$41,985,600	$6,531,317	$—	$48,516,917

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

WBI Tactical BP Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$1,118,777	$—	$—	$1,118,777
Information	647,718	—	—	647,718
Manufacturing	948,360	—	—	948,360
Real Estate and
Rental and Leasing	963,406	—	—	963,406
Retail Trade	2,274,617	—	—	2,274,617
Transportation
and Warehousing	1,321,309	—	—	1,321,309
Total Common Stocks	7,274,187	—	—	7,274,187
Exchange-Traded Funds	13,133,656	—	—	13,133,656
Short-Term Investments	13,328,612	—	—	13,328,612
Total Investments in Securities	$33,376,455	$—	$—	$33,376,455

WBI Tactical DI Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and
Food Services	$334,544	$—	$—	$334,544
Finance and Insurance	1,993,432	—	—	1,993,432
Information	218,442	—	—	218,442
Manufacturing	774,876	—	—	774,876
Professional, Scientific,
and Technical Services	567,716	—	—	567,716
Real Estate and
Rental and Leasing	598,266	—	—	598,266
Retail Trade	700,803	—	—	700,803
Transportation
and Warehousing	298,076	—	—	298,076
Total Common Stocks	5,486,155	—	—	5,486,155
Exchange-Traded Funds	594,213	—	—	594,213
Short-Term Investments	1,455,781	—	—	1,455,781
Total Investments in Securities	$7,536,149	$—	$—	$7,536,149

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

WBI Tactical DG Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$2,142,090	$—	$—	$2,142,090
Finance and Insurance	7,874,205	—	—	7,874,205
Information	4,439,437	—	—	4,439,437
Manufacturing	9,687,200	—	—	9,687,200
Professional, Scientific,
and Technical Services	3,645,548	—	—	3,645,548
Real Estate and
Rental and Leasing	2,925,753	—	—	2,925,753
Retail Trade	1,641,190	—	—	1,641,190
Transportation
and Warehousing	1,868,530	—	—	1,868,530
Utilities	1,113,808	—	—	1,113,808
Total Common Stocks	35,337,761	—	—	35,337,761
Exchange-Traded Funds	4,050,894	—	—	4,050,894
Short-Term Investments	1,652,914	—	—	1,652,914
Total Investments in Securities	$41,041,569	$—	$—	$41,041,569

Refer to the Funds’ schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at November 30, 2015, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2 during the year ended November 30, 2015. There were no Level 3 securities held in the Funds during the year ended November 30, 2015.

In May 2015, FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the year ended November 30, 2015, WBI Investments, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice,

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

office space, facilities, and provides most of the personnel needed by the Funds. Effective March 30, 2015, as compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of each Fund. Prior to March 30, 2015, the Advisor was entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For the year ended November 30, 2015, the Funds incurred the following in advisory fees:

Advisory Fees
WBI Tactical BA Fund	$658,362
WBI Tactical BP Fund	311,609
WBI Tactical DI Fund	98,722
WBI Tactical DG Fund	574,175

The Funds are responsible for their own operating expenses.  For the year ended November 30, 2015, the Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit each Fund’s No Load Shares net annual operating expenses to 1.75% of average daily net assets and each Fund’s Institutional Shares net annual operating expenses to 1.50% of average daily net assets, effective March 30, 2015. Prior to March 30, 2015, the actual net expenses were limited to 2.00% and 1.60% per the operating expenses limitation agreement for the No Load Shares and the Institutional Shares, respectively, of each Fund.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended November 30, 2015, the Advisor reduced its fees and absorbed Fund expenses in the amount of $39,866, and $84,132 for the WBI Tactical BP Fund and WBI Tactical DI Fund, respectively. For the year ended November 30, 2015, the Advisor recouped expenses of $12,437 and $1,360 from the WBI Tactical BA Fund and the WBI Tactical DG Fund, respectively. The Funds’ cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

WBI Tactical		WBI Tactical		WBI Tactical		WBI Tactical
BA Fund		BP Fund		DI Fund		DG Fund
Year	Amount	Year	Amount	Year	Amount	Year	Amount
2016	$—	2016	$111,157	2016	$113,659	2016	$37,833
2017	42,951	2017	192,288	2017	205,107	2017	27,713
2018	—	2018	39,866	2018	84,132	2018	—
	$42,951		$343,311		$402,898		$65,546

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.

For the year ended November 30, 2015, the WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund incurred the following expenses for administration and fund accounting, transfer agency, custody, and chief compliance officer fees:

	WBI Tactical	WBI Tactical	WBI Tactical	WBI Tactical
	BA Fund	BP Fund	DI Fund	DG Fund
Administration and
Fund Accounting	$99,627	$54,425	$28,397	$78,417
Transfer Agency (a)	45,884	25,054	13,067	37,279
Chief Compliance Officer	9,000	9,000	9,000	8,999
Custody	11,265	6,061	3,766	12,462

(a) Does not include out-of-pocket expenses.

At November 30, 2015, the Funds had payables due to USBFS for administration and fund accounting, transfer agency, Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	WBI Tactical	WBI Tactical	WBI Tactical	WBI Tactical
	BA Fund	BP Fund	DI Fund	DG Fund
Administration and
Fund Accounting	$30,026	$16,440	$5,389	$21,076
Transfer Agency (a)	13,289	7,495	2,428	10,721
Chief Compliance Officer	3,000	3,000	3,000	3,000
Custody	3,635	1,476	1,438	3,980

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. This same Trustee is an interested person of the distributor.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

NOTE 5 – DISTRIBUTION (12B-1) FEE

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the No Load Shares only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of each Fund’s No Load Shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2015, the WBI Tactical BA Fund – No Load Shares, WBI Tactical BP Fund – No Load Shares, WBI Tactical DI Fund – No Load Shares, and the WBI Tactical DG Fund – No Load Shares paid the Distributor $76,215, $19,991, $4,931, and $64,224, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

Each Fund’s No Load Shares has entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which they may pay servicing fees at an annual rate of up to 0.25% of the average daily net assets of the No Load and Institutional Shares of each Fund, effective March 30, 2015. Prior to March 30, 2015, each Fund’s No Load Shares servicing fees were at an annual rate of up to 0.40% of the average daily net assets of each Fund. Each Fund’s Institutional Shares has entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which they may pay servicing fees at an annual rate of up to 0.25% of the average daily net assets of each Fund. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended November 30, 2015, the Funds incurred the following shareholder servicing fees under the agreement:

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

Shareholder Servicing Fees
WBI Tactical BA Fund
No Load Shares	$45,638
Institutional Shares	94,605
WBI Tactical BP Fund
No Load Shares	9,108
Institutional Shares	66,611
WBI Tactical DI Fund
No Load Shares	—
Institutional Shares	21,982
WBI Tactical DG Fund
No Load Shares	43,079
Institutional Shares	81,897

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2015, the cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term securities were as follows:

	Purchases	Sales
WBI Tactical BA Fund	$186,860,643	$211,071,187
WBI Tactical BP Fund	99,864,935	96,482,447
WBI Tactical DI Fund	35,478,762	41,980,184
WBI Tactical DG Fund	204,842,993	235,461,792

For the year ended November 30, 2015, the cost of purchases and the proceeds from sales of U.S. Government securities, excluding short-term securities, were as follows:

	Purchases	Sales
WBI Tactical BA Fund	$19,241,594	$32,260,586
WBI Tactical BP Fund	7,173,445	10,715,699
WBI Tactical DI Fund	598,078	1,078,317
WBI Tactical DG Fund	3,780,234	3,786,969

NOTE 8 – LINES OF CREDIT

The WBI Tactical BA Fund and the WBI Tactical DG Fund had lines of credit in the amount of $1,600,000 and $2,800,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended November 30, 2015, the WBI Tactical BA Fund did not draw upon its line of credit. The WBI Tactical DG Fund had an outstanding average day balance of $26,742, a weighted average interest rate of 3.25% and paid $881 in interest. The maximum

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

amount outstanding for the WBI Tactical DG Fund during the year ended November 30, 2015 was $2,800,000. At November 30, 2015, the Funds had no outstanding loan amounts.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the year ended November 30, 2015 and the year ended November 30, 2014, were characterized as follows:

	WBI Tactical		WBI Tactical
	BA Fund		BP Fund
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2015	2014	2015	2014
Ordinary Income	$3,293,249	$499,646	$741,679	$145,956
Long-Term Capital Gains	402,515	—	2,259	—

	WBI Tactical		WBI Tactical
	DI Fund		DG Fund
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2015	2014	2015	2014
Ordinary Income	$280,848	$41,772	$3,988,517	$4,116,105
Long-Term Capital Gains	6,768	—	1,192,778	1,255
Return of Capital	—	—	61,145	—

Ordinary income distributions may include dividends paid from short-term capital gains.

As of November 30, 2015, the components of accumulated earnings/(losses) were as follows:

	WBI Tactical	WBI Tactical
	BA Fund	BP Fund
Cost of investments (a)	$48,291,522	$33,841,449
Gross tax unrealized appreciation	$685,163	$282,141
Gross tax unrealized depreciation	(459,768)	(387,135)
Net tax unrealized appreciation (a)	225,395	(104,994)
Undistributed ordinary income	—	28,829
Total distributable earnings	—	28,829
Other accumulated gains/(losses)	(4,169,752)	(1,784,870)
Total accumulated earnings/(losses)	$(3,944,357)	$(1,861,035)

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

	WBI Tactical	WBI Tactical
	DI Fund	DG Fund
Cost of investments (a)	$7,340,205	$39,754,851
Gross tax unrealized appreciation	$292,439	$1,810,309
Gross tax unrealized depreciation	(96,495)	(523,591)
Net tax unrealized appreciation (a)	195,944	1,286,718
Other accumulated gains/(losses)	(1,394,935)	(4,615,268)
Total accumulated earnings/(losses)	$(1,198,991)	$(3,328,550)

(a)	The difference between book-basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At November 30, 2015, the Fund had capital loss carryforwards as follows:

	Short-Term	Long-Term
	Capital Loss	Capital Loss
	Carryover	Carryover
WBI Tactical BA Fund	$4,169,751	$—
WBI Tactical BP Fund	1,775,038	9,832
WBI Tactical DI Fund	1,394,935	—
WBI Tactical DG Fund	4,615,268	—

These capital losses may be carried forward indefinitely to offset future gains.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2015, Continued

NOTE 10 – OTHER TAX INFORMATION (Unaudited)

On December 31, 2015, the Funds distributed the following amounts per share:

Net Investment
Income
WBI Tactical BA Fund
No Load Shares	$—
Institutional Shares	0.00409583
WBI Tactical BP Fund
No Load Shares	0.02027136
Institutional Shares	0.02365958
WBI Tactical DI Fund
No Load Shares	0.00884967
Institutional Shares	0.01196675
WBI Tactical DG Fund
No Load Shares	0.01584926
Institutional Shares	0.02346780

NOTE 11 – NAME CHANGE

Effective November 1, 2015, the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund changed their names to the WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund, respectively.

WBI Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of WBI Funds

We have audited the accompanying statements of assets and liabilities of the WBI Tactical BA Fund (formerly WBI Absolute Return Balanced Fund), WBI Tactical BP Fund (formerly WBI Absolute Return Balanced Plus Fund), WBI Tactical DI Fund (formerly WBI Absolute Return Dividend Income Fund), and WBI Tactical DG Fund (formerly WBI Absolute Return Dividend Growth Fund), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2015, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to the WBI Tactical BA Fund and WBI Tactical DG Fund, the financial highlights for each of the four years in the period then ended and for the period December 29, 2010 (commencement of operations) through November 30, 2011, with respect to the WBI Tactical BP Fund and WBI Tactical DI Fund, the financial highlights for each of the two years in the period then ended and for the period June 17, 2013 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WBI Tactical BA Fund, WBI Tactical BP Fund,  WBI Tactical DI Fund , and the WBI  Tactical DG Fund as of November 30, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2016

WBI Funds

NOTICE TO SHAREHOLDERS at November 30, 2015 (Unaudited)

For the year ended November 30, 2015, the WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund designated $3,296,792, $741,679, $280,848, and $3,988,516, respectively, as ordinary income for purposes of the dividends paid deduction.  The WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund designated $402,515, $2,259, $6,768, and $1,192,779, respectively, as long-term capital gains for purposes of the dividends paid deduction. The WBI Tactical DG Fund designated $61,145 as return of capital for purposes of the dividends paid deduction.

For the year ended November 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund was 23.39%, 48.52%, 70.91%, and 40.67%, respectively.

For corporate shareholders in the WBI Tactical BA Fund, WBI Tactical BP Fund, WBI Tactical DI Fund, and the WBI Tactical DG Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2015 was 22.64%, 48.52%, 67.47% and 36.12%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(1)(C) for the WBI Tactical BA Fund, WBI Tactical BP Fund, the WBI Tactical DI Fund, and the WBI Tactical DG Fund is 94.20%, 64.52%, 70.99%,  and 95.13%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period ended June 30, 2015

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

WBI Funds

NOTICE TO SHAREHOLDERS at November 30, 2015 (Unaudited), Continued

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-WBI-FUND (1-855-924-3863).

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee,
(age 69)		term	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing Corporation		Trust (for series
Milwaukee, WI 53202		March	(collegiate housing		not affiliated
		2014.	management)		with the Funds);
			(2012 to present);		Independent
			Trustee and Chair		Trustee from
			(2000 to 2012),		1999 to 2012,
			New Covenant		New Covenant
			Mutual Funds		Mutual Funds.
(1999-2012);
Director and Board
Member, Alpha
Gamma Delta
Foundation
(philanthropic
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	4	Trustee,
(age 79)		term	Financial Consultant		Advisors Series
615 E. Michigan Street		since	and former Executive		Trust (for series
Milwaukee, WI 53202		February	Vice President and		not affiliated
		1997.	Chief Operating Officer		with the Funds);
			of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(26 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 81)		term	President, Hotchkis		Advisors Series
615 E. Michigan Street		since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202		May	(mutual funds)		not affiliated
		2002.	(1985 to 1993).		with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
George T. Wofford	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 76)		term	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).
Interested Trustee
Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	4	Trustee,
(age 68)	Trustee	term	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Funds).

Officers
Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 68)	and	term	(May 1991 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Executive	September
	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 48)	and	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	since	(March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 54)	and	term	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	since	to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(June 2004 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 58)	President,	term	LLC (February 2008 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Compli-	September
	ance	2009.
Officer
and AML
Officer

Jeanine M. Bajczyk,	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
Esq.		term	Fund Services, LLC (May 2006 to present).
(age 50)		since
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 29)	Secretary	term	Services, LLC (July 2013 to present); Proxy Voting
615 E. Michigan Street		since	Coordinator and Class Action Administrator, Artisan
Milwaukee, WI 53202		September	Partners Limited Partnership (September 2012 to
		2015.	July 2013); Legal Internship, Artisan Partners
Limited Partnership (February 2012 to
September 2012); J.D. Graduate, Marquette
University Law School (2009 to 2012).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2015, the Trust was comprised of 46 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-WBI-FUND (1-855-924-3863).

WBI Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WBI-FUND (1-855-924-3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

WBI Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Advisor
WBI Investments, Inc.
One River Centre
331 Newman Springs Road
Suite 122
Red Bank, NJ 07701

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Custodian
U.S. Bank N.A.
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
1-855-WBI-FUND (1-855-924-3863)

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus, please call 1-855-924-3863

WB-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$69,600	$67,600
Audit-Related Fees	N/A	N/A
Tax Fees	$13,200	$12,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2015	FYE 11/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2015	FYE 11/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*       /s/ Douglas G. Hess
Douglas G. Hess, President

Date 2/5/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Douglas G. Hess
Douglas G. Hess, President

Date 2/5/16

By (Signature and Title)*        /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date 2/5/16

* Print the name and title of each signing officer under his or her signature